SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   February 22, 2017

                        INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:  (770) 437-6800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On February 22, 2017, Interface, Inc. (the "Company") issued a press release reporting its financial results for the fourth quarter and full year 2016 (the "Earnings Release").  A copy of the Earnings Release is included as Exhibit 99.1 hereto and hereby incorporated by reference.  The information set forth in this Item 2.02, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 22, 2017, Daniel T. Hendrix notified the Board of Directors (the "Board") of the Company that he will retire from the role of Chief Executive Officer, effective March 3, 2017.

On February 22, 2017, the Board appointed Jay D. Gould, who currently serves as the Company's President and Chief Operating Officer, to succeed Mr. Hendrix as Chief Executive Officer.  Biographical information for Mr. Gould, age 57, is included in the Company's Proxy Statement for the 2016 Annual Meeting of Shareholders and is incorporated herein by reference.  In connection with his appointment as Chief Executive Officer, Mr. Gould will receive an annual base salary of $900,000 with a bonus potential set at 150% of base salary.  Mr. Gould will also continue to be eligible to receive annual equity awards under the Company's Omnibus Stock Incentive Plan.

Mr. Hendrix will remain a Director of the Company and continue to serve as non-executive Chairman, and he also will continue to serve as the Company's interim principal financial officer while the Company seeks to fill the position with a permanent appointment.  In connection with his service as non-executive Chairman, Mr. Hendrix will receive an annual salary of $240,000.

ITEM 9.01                                        FINANCIAL STATEMENTS AND EXHIBITS.

(a)            Financial Statements of Businesses Acquired.

None.

(b)            Pro Forma Financial Information.

None.

(c)            Shell Company Transactions.

None.

(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated February 22, 2017, reporting its financial results for the fourth quarter and full year 2016 (furnished pursuant to Item 2.02 of this Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: February 22, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Interface, Inc., dated February 22, 2017, reporting its financial results for the fourth quarter and full year 2016 (furnished pursuant to Item 2.02 of this Report).